UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2013

COMMUNITY FINANCIAL SHARES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-51296	36-4387843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

357 Roosevelt Road, Glen Ellyn, Illinois 60137

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (630) 545-0900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 13, 2013, the executive management team of Community Financial Shares, Inc. (the “Company”), the holding company for Community Bank – Wheaton/Glen Ellyn, delivered a slide presentation at the Company’s 2013 annual meeting of stockholders. The presentation materials include information regarding the Company’s operating and growth strategies and financial performance. Pursuant to Regulation FD, the presentation materials are attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Description

99.1	Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FINANCIAL SHARES, INC.

/s/ Scott W. Hamer
Scott W. Hamer
President and Chief Executive Officer

Date: June 13, 2013